UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement

On August 30, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Capital Corporation, a direct wholly owned subsidiary of NCMC (“NC Capital”), NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital (“NCRII”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC” and, together with NCMC, NC Capital and NCRII, the “Borrowers”), and Barclays Bank PLC (“Barclays”) entered into Amendment No. 1 (the “Amendment”) to the parties’ Master Repurchase Agreement, dated as of November 12, 2004 (the “Master Repurchase Agreement”). The purpose of the Amendment was to amend the terms of the Master Repurchase Agreement to temporarily increase the Maximum Aggregate Purchase Price (as such term is defined in the Master Repurchase Agreement) from $1,000,000,000 to $2,000,000,000 from August 30, 2005 until October 31, 2005. The Amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events

On September 6, 2005, the registrant issued a press release announcing that Home123 Corporation, its indirect wholly owned subsidiary (“Home123”), had completed an acquisition for cash of certain assets (the “Acquisition”) of RBC Mortgage Company (“RBCM”), a division of the Royal Bank of Canada. The press release announcing the Acquisition is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to Master Repurchase Agreement, dated as of August 30, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation and Barclays Bank PLC.

99.1	Press Release, dated September 6, 2005, announcing Home123 Corporation’s acquisition of certain assets of RBC Mortgage Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

September 6, 2005	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to Master Repurchase Agreement, dated as of August 30, 2005, by and among NC Capital Corporation, New Century Credit Corporation, New Century Mortgage Corporation, NC Residual II Corporation and Barclays Bank PLC.

99.1	Press Release, dated September 6, 2005, announcing Home123 Corporation’s acquisition of certain assets of RBC Mortgage Company.